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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 1, 2005, China Energy Savings Technology, Inc., a Nevada corporation (Registrant), completed an acquisition of the remaining 35% interest (the "Acquisition") in Starway Management Limited, a British Virgin Islands corporation ("Starway"). Prior to the Acquisition, the Registrant owned 65% of the outstanding shares of capital stock of Starway. After the Acquisition, the Registrant will own 100% of the outstanding shares of capital stock of Starway. The Registrant acquired the remaining 35% interest in Starway from Sky Beyond Investments Limited, a British Virgin Islands corporation ("Sky Beyond").

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The  Registrant  acquired  the 35%  interest  in  Starway  by issuing a total of
7,807,569 shares of common stock of the Registrant. The amount of consideration given by the Registrant for the Acquisition was determined with reference to the acquisitions of 50% and subsequently 15% interest in Starway as reported in the Registrant's Current Report on Form 8-K filed on June 30, 2004 and November 18, 2005 respectively. The closing of the Acquisition (the "Closing") occurred on
February  1,  2005  (the  "Closing  Date").   The  sole  consideration  for  the
Acquisition is common stock of the Registrant.

A copy of the definitive agreement and a press release regarding this Acquisition is attached as an exhibit hereto.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

The Registrant issued 7,807,569 shares of common stock to Sky Beyond which represented that it is an accredited investor as part of the Acquisition. SEE, Item 2.01 above. This transaction was effected under Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended. The recipient of the securities in the above-described transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificate and other instruments issued in such transaction.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number      Description
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 10.1       Agreement and Plan of Share Exchange dated February 1, 2005 by and among China Energy Savings Technology, Inc. and Sky Beyond
            Investments Limited.

 99.1       Press Release

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA ENERGY SAVINGS TECHNOLOGY, INC.


                                    By:            /s/ Sun Li
                                        ----------------------------------------
                                                     Sun Li
                                                      CEO

Dated: February 4, 2005




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